RECORDING REQUESTED BY:                           )
                                                  )
WHEN RECORDED MAIL TO:                            )
                                                  )
Luce, Forward, Hamilton & Scripps                 )
600 West Broadway, Suite 2600                     )
San Diego, CA 92101                               )
Attn:  Marjorie J. Floyd, Esq.                    )
                                                  )
INSTRUCTIONS TO COUNTY RECORDER:                  )
                                                  )
  Index this instrument as:                       )
  (i) a Deed of Trust and (ii) as                 )
  a Fixture Filing                                )

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               AMENDED AND RESTATED DEED OF TRUST WITH ASSIGNMENT
                     OF LEASES AND RENTS AND FIXTURE FILING

     THIS AMENDED AND RESTATED DEED OF TRUST WITH ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING ("Deed of Trust") is made as of the 31st day of March, 1995, by and among ATLAS HOTELS, INC., a Delaware corporation ("Trustor"), whose address is 500 Hotel Circle North, San Diego, CA 92108, Attn: Mr. C. Terry Brown, CHICAGO TITLE COMPANY, a California corporation ("Trustee"), and PRICE ENTERPRISES, INC., a California corporation ("Beneficiary"), whose address is 4649 Morena Boulevard, San Diego, CA 92117, Attn: Mr. Daniel T. Carter.


                                    RECITALS

     WHEREAS, Trustor and Beneficiary have entered into that certain Loan Agreement of even date herewith (the "Loan Agreement"), which provides for a loan by Beneficiary to Trustor (the "Loan");

     WHEREAS, pursuant to the Loan Agreement, for value received, Trustor has executed and delivered to Beneficiary that certain Amended and Restated Promissory Note Secured by Deed of Trust (the "Note") of even date herewith payable to Beneficiary in the principal amount of Forty-Five Million One Hundred Thousand and No/100 Dollars ($45,100,000.00) and Trustor has agreed to execute and deliver to Beneficiary, as security for the payment of the Note, and any and all extensions, modifications, substitutions, replacements, and/or renewals thereof, a Deed of Trust respecting the Trust Estate (as hereinafter defined);

     WHEREAS, Trustor is the owner of fee title to that certain real property described in EXHIBIT "A" attached hereto and incorporated herein (the "Real Property").

     WHEREAS, all things necessary have been done and performed to make the Note the duly authorized, valid and legally binding obligation of Trustor and to constitute this instrument the duly authorized and, when executed and delivered by Trustor, valid and legally binding Deed of Trust on the Trust Estate, in order to secure the Note as hereinafter provided; and

     WHEREAS, Trustor has agreed to execute and deliver to Beneficiary this Deed of Trust as security (except as expressly provided herein) for performance of all of its obligations under, among other things, the Loan Agreement, the Note and all other Loan Documents (as defined in the Loan Agreement), and all extensions, modifications, substitutions, replacements and renewals of any kind thereof (collectively, the "Obligations"), but specifically not the Environmental Indemnity (as defined in the Loan Agreement);

     NOW, THEREFORE, for the purposes and upon the terms and conditions of this Deed of Trust, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of these premises, Trustor irrevocably GRANTS, TRANSFERS, SETS OVER, CONVEYS AND ASSIGNS to Trustee, its successors and assigns, in trust for the benefit of Beneficiary, with power of sale and right of entry and possession, all of its present and future estate, right, title and interest in and to all of the following described property, now owned or hereafter acquired (the "Trust Estate"):

     1. The Real Property and all of Trustor's rights and interests in and to the Real Property, including but not limited to, all present and future options of any kind, right of first refusal and other similar benefits; and

     2. All present and future structures, buildings, improvements, appurtenances, and fixtures of any kind now or hereafter located in, on or attached or affixed to, or used or intended to be used in connection with the operation, occupancy, development or improvement of the Real Property, including, but not limited to, all rights of Trustor to all apparatus, equipment and appliances used in connection with the operation or occupancy of the Real Property or in any development of the Real Property, such as heating and air-conditioning systems and facilities used to provide any utility services, refrigeration, ventilation, laundry, drying, dishwashing, garbage disposal, recreation or other services on the Real Property, and all window coverings, drapes and rods, carpeting and floor coverings, it being intended and agreed that all such items will be conclusively considered to be a part of the Real Property, whether or not attached or affixed thereto (herein the property which is the subject of this Section is referred to as the "Improvements"); and

     3. All interest and estate or other rights, in law or in equity, all appurtenances of the Real Property, and all rights of the Trustor in and to any streets, roads, navigable waters, public places, easements or rights of way relating to the Real Property, which Trustor now has or may hereafter acquire in the Real Property; and

     4. All of the rents, issues, accounts, royalties, profits and income of the Real Property or the Improvements, and all rights of the Trustor under all present and future leases and subleases affecting the Real Property or the Improvements, including but not limited to, any security deposits); and

     5. All guarantees, warranties and agreements regarding the quality of construction or other performance, and the quality of workmanship and supplies, furnishings, equipment and fixtures supplied to, installed by or on the Real Property or otherwise associated with the Trust Estate, whether or not such guarantees, warranties and agreements are set forth in any contracts relating to the Improvements, together with any and all claims or demands to enforce them; and

     6. All proceeds, including insurance proceeds, and claims arising on account of any damage to or taking of the Real Property, the Improvements, and all causes of action and recoveries for any loss or diminution in value of the Real Property, the Improvements; and all deposits made by Trustor with third parties in connection with the development of the Real Property, and refunds received by the Trustor with respect to payments made in connection with the development of the Real Property; and

     7. All oil and gas and other mineral rights in or pertaining to the Real Property, and all royalty, and other rights of Trustor pertaining thereto, and all water, water rights, water stock, parking, parking rights and general intangibles relating to the Real Property and all proceeds, including insurance proceeds thereof and all damages, royalties and revenue of every kind, nature and description whatsoever that Trustor may be entitled to receive from any person or entity owning or having or hereafter acquiring a right to any oil, gas or mineral rights and reservations of the Real Property; and

     8. All rights under any reciprocal easement agreements or documents of membership in any owners' or members' association or similar group having responsibility for managing or operating any part of the Real Property and the proceeds, including insurance proceeds thereof; and

     9. Any and all claims, damages, awards, or payments, including interest thereon, at law or in equity, which may arise or be made with respect to the Real Property, including, as a result of the exercise of the right of eminent domain, against suppliers of labor, materials or services to the Real Property, arising in tort, contract or based on fraud or concealment of a material fact, or any other damage or injury to or decrease in the value of the Real Property or the Trust Estate; and

     10. All deposits made with or other security given to utility companies by Trustor with respect to the Trust Estate or any part thereof, and all advance payments of insurance premiums made by Trustor with respect thereto and all claims or demands with respect to insurance; and

     11. All substitutions, renewals, improvements, attachments, accessions, additions and replacements to any of the foregoing; and

     12. All collections, proceeds, insurance proceeds and products of any of the foregoing, including without limitation, proceeds of any voluntary or involuntary disposition, conversion or claim respecting any part thereof (pursuant to judgment, condemnation award or otherwise) and all documents, instruments, general intangibles, goods, equipment, inventory, chattel paper, monies, accounts, deposit accounts and other personal property that may arise from the sale, liquidation, conversion, or disposition of any of the foregoing, all guaranties of and security for any of the foregoing, and all books and records, including, without limitation, all computer records, computer tapes and electronic and electromagnetic representations and reproductions thereof, relating to any of the foregoing.

     FOR THE PURPOSE OF SECURING, in such order of priority as Beneficiary, in its absolute discretion, may determine:

     I. Payment by Trustor of the Obligations, including, but not limited to, the indebtedness as evidenced by the Note, and any and all modifications, extensions or renewals of the Note (whether evidenced by the Note or otherwise); together with the payment of interest on said indebtedness and the payment of all other sums (with interest as therein provided) according to the terms of the Note (and any and all modifications, extensions, or renewals thereof); and

     II. Payment of all other sums, with interest as herein provided, becoming due or payable, under the provisions of this Deed of Trust, to Trustee or Beneficiary or under the Loan Agreement or any other Loan Document; and

     III. Due, prompt, and complete observance, performance and discharge of each and every condition, obligation, covenant and agreement contained in this Deed of Trust, the Loan Agreement, the

Note, any document or instrument modifying or amending this Deed of Trust or the Note, or any instrument or agreement given to evidence or further secure the payment and performance of any obligation secured hereby; and

     IV. Payment of such additional sums (with interest thereon) as may hereafter be borrowed from Beneficiary, or its successors or assigns, by Trustor or the then record owner of the Real Property and evidenced by one or more promissory notes (other than the Note) which are by their terms secured by this Deed of Trust.

     TO PROTECT AND MAINTAIN THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AND BENEFICIARY AGREE AS FOLLOWS:

     A.   AGREEMENTS OF TRUSTOR WITH BENEFICIARY

          A.1 OWNERSHIP OF TRUST ESTATE. Trustor is the sole owner of the Real Property and the Improvements. This Deed of Trust is lawfully executed and delivered and is and will be a valid lien on all right, title and interest of Trustor in and to the Trust Estate.

          A.2  PAYMENT; MAINTENANCE OF TRUST ESTATE.

               (a) Trustor shall promptly pay when due and in lawful money of the United States of America, which shall be legal tender for public and private debts at the time of payment, each and every indebtedness and obligation for which this Deed of Trust has been given as security as provided hereinabove; and Trustor shall promptly perform, observe and discharge each and every condition, obligation, covenant and agreement for which this Deed of Trust has been given as security as provided herein.

               (b) Trustor shall maintain and keep the Trust Estate in good condition and repair and shall not commit or permit waste of the whole or part or any item consisting of a part of the Trust Estate. Trustor shall promptly repair, replace or restore (in good, workmanlike manner and in compliance with all laws, ordinances, governmental rules and regulations, easements, agreements, covenants, conditions and restrictions affecting the Trust Estate) all buildings, improvements, machinery, equipment, appliances and fixtures now or hereafter comprising a portion of the Trust Estate, in the event of damage to or destruction of such buildings, improvements, machinery, equipment, appliances and fixtures. Trustor shall cultivate, irrigate, fertilize, fumigate, prune and do any other acts which from the character or use of the Trust Estate may be reasonably necessary.

               (c) In the performance of all acts required of Trustor under the above paragraphs describing maintenance of the Trust Estate, Trustor shall promptly pay when due all expenses incurred therefor and shall promptly pay, discharge or otherwise release all claims for labor performed and materials furnished therefor, subject to Trustor's right to contest such matters set forth in SECTION E.4 below.

               (d) Trustor shall promptly comply with all laws, ordinances and regulations of all governmental authorities applicable to the use or occupancy of the Trust Estate. Trustor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Beneficiary's interest in the Trust Estate is not jeopardized.

               (e) The Beneficiary and/or the Trustee will have the right to appear in and participate in all proceedings, including any arbitration proceedings, which could affect the Beneficiary's security or which relate to the Trust Estate. Trustor agrees to pay promptly upon demand all reasonable costs and expenses of the Beneficiary and the Trustee (including but not limited to legal fees and disbursements) incurred in any such proceedings. Beneficiary and its agents and representatives may enter upon the Real Property in a reasonable manner at all reasonable times to attend to Beneficiary's interest and to inspect the Trust Estate.

          A.3  ALTERATION OF IMPROVEMENTS.

               (a) Except as may be permitted under the Loan Agreement, Trustor shall not remove, demolish or structurally alter any portion of the Trust Estate, or permit or suffer the same to be done, except such alterations as may be required by laws, ordinances, rules, regulations or orders of governmental authorities or by the terms hereof, without the prior written consent of Beneficiary. Trustor shall complete promptly and in a good and workmanlike manner any Improvement which may now or hereafter be constructed on the Real Property and promptly restore in like manner any Improvement which may be damaged or destroyed by any cause whatsoever.

               (b) Except as may be permitted under the Loan Agreement, Trustor shall not commit or permit waste of the Trust Estate, not alter the occupancy of all or any part of the Improvements without the prior written consent of Beneficiary; and shall execute and acknowledge and deliver, as appropriate, all further documents, instruments and other papers as Beneficiary or Trustee deems reasonably necessary or appropriate to preserve, continue, perfect and enjoy the security of this Deed of Trust and perform Trustor's obligations hereunder.

          A.4 LIENS. Except as provided herein or in the Loan Agreement, Trustor shall not suffer any liens or encumbrances to attach to the Trust Estate, and shall promptly pay and promptly discharge, at Trustor's sole cost and expense, all liens, encumbrances and charges now or hereafter affecting the Trust Estate or any part thereof or interest therein, except taxes and assessments not yet due or not delinquent. The existence of any mechanic's, laborer's, materialman's, supplier's, vendor's or statutory lien or right thereto shall not constitute a violation of this Section if payment is not yet due under the contract, obligation, or statute which is the foundation thereof or if Trustor is contesting in good faith the validity of any such lien, encumbrance or charge as provided herein.

          A.5 COMPLIANCE WITH LAWS. Trustor shall comply with all laws, ordinances, rules, regulations and orders of any governmental authority now or hereafter affecting the Real Property or requiring any alterations or improvements to be made thereon; Trustor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Beneficiary's interest in the Trust Estate is not jeopardized. Trustor shall not commit, suffer or permit any act to be done in, upon or to the Real Property or the Improvements in violation of any law or ordinance, or any covenant, condition or restriction now or hereafter affecting the Real Property or the Improvements.

          A.6 DEFENSE OF ACTIONS AND COSTS. Trustor shall appear in and defend any action or proceeding purporting to affect the security of this Deed of Trust and/or any additional or other security for the obligations secured hereby, the interest of Beneficiary or the rights, powers and duties of Trustee hereunder. Trustor shall pay all reasonable costs, fees and expenses, including costs of evidence of title and trustees' fees and attorneys' fees, paid or incurred in any action or proceeding in which Beneficiary and/or Trustee may appear or be made a party, whether or not pursued to final judgment, and in any exercise of the power of sale contained herein, whether or not such sale is actually consummated.

          A.7 ACTIONS BY TRUSTEE AND/OR BENEFICIARY TO PRESERVE SECURITY. Should Trustor fail to make any payment as and when provided in the Note, this Deed of Trust, or the other Loan Documents, or to do any act as and in the manner provided in any of the Loan Documents, Beneficiary and/or Trustee, each in its own discretion, without obligation to do so and following notice to Trustor (except in the event of an emergency, when no notice shall be required) and without releasing Trustor from any obligation, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof. In connection therewith (without limiting their general powers), Beneficiary and/or Trustee shall have and are hereby given the right, but not the obligation (i) to enter upon and take possession of the Trust Estate, (ii) to make additions, alterations, repairs and improvements to the Trust Estate which they or either of them may consider necessary or proper to keep the Trust Estate in good condition and repair, (iii) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Beneficiary or Trustee hereunder, (iv) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt which in the judgment of either may affect or appear to affect the security of this Deed of Trust or be or appear to be prior or superior hereto, and (v) in exercising such powers, to pay necessary expenses and employ necessary or desirable consultants.

          A.8 REIMBURSEMENT. Trustor shall pay upon demand, after expenditure, all reasonable sums expended for expenses paid or incurred by Trustee and/or Beneficiary, including, without limitation, court costs, expenses for evidence of title, appraisals and surveys and trustees' and attorneys' fees, under any of the terms of this Deed of Trust, including, without limitation, the provisions of SECTIONS A.6 and A.7 hereof, together with interest on the amount of each expenditure from the date of such demand at the rate in effect under the Note.

          A.9  TAXES AND IMPOSITIONS.

               (a) Except as may otherwise be provided in the Loan Agreement, Trustor shall pay, prior to delinquency, all real and personal property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including, without limitation, state and federal income, withholding and social security taxes, non-governmental levies or assessments such as maintenance charges, owner association dues or charges or fees, levies or charges resulting from covenants, conditions and restrictions affecting the Trust Estate, which are assessed or imposed upon the Trust Estate, or become due and payable, and which create, may create or appear to create a lien upon the Trust Estate, or any part thereof, or upon any personal property, equipment or other facility used in the operation or maintenance of the Trust Estate (all of which taxes, assessments and other governmental charges of like nature are hereinafter referred to as "Impositions"); provided, however, that if, by law, any such Imposition is payable, or may at the option of the taxpayer be paid, in installments, Trustor may pay the same together with any accrued interest on the unpaid balance of such Imposition in installments as the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment.

               (b) If at any time after the date hereof there shall be assessed or imposed (i) a tax or assessment on the Trust Estate in lieu of or in addition to the Impositions payable by Trustor pursuant to SECTION A.9 (a) hereof, or
(ii) a license fee, tax or assessment imposed on Beneficiary and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby (but excluding any state or federal income or franchise tax), then all such taxes, assessments or fees shall be deemed to be included within the term "Impositions" as defined in SECTION A.9 (a) hereof, and Trustor shall pay and discharge the same as herein provided with respect to the payment of Impositions or, at the option of Beneficiary, all obligations secured hereby, together with all accrued interest thereon, shall immediately become due and payable. Anything to the contrary herein notwithstanding, Trustor shall have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on Beneficiary or on the obligations secured hereby.

               (c) If requested by Beneficiary, Trustor shall furnish Beneficiary prior to the date upon which any Imposition is delinquent, official receipts of the appropriate taxing authority, or other proof satisfactory to Beneficiary, evidencing the payments thereof.

               (d) Trustor shall not suffer, permit or initiate the joint assessment of the real and personal property, or any other procedure whereby the lien of the real property taxes and the lien of the personal property taxes shall be assessed, levied or charged to the Trust Estate as a single lien, except as may be required by law.

               (e) If requested by Beneficiary, Trustor shall cause to be furnished to Beneficiary a tax reporting service covering the Trust Estate of a type, duration and with a company satisfactory to Beneficiary.

               (f) If requested by Beneficiary, Trustor shall deposit with Beneficiary, in monthly installments, an amount equal to one-twelfth of the estimated aggregate annual Impositions. Beneficiary is hereby granted a security interest in such deposits. In such event, Trustor shall cause all bills, statements or other documents relating to Impositions to be sent or mailed directly to Beneficiary. Upon receipt of such bills, statements or other documents, and providing Trustor has deposited sufficient funds with Beneficiary pursuant to this Section and no event of default then exists under this Deed of Trust, Beneficiary shall pay such amounts as may be due thereunder out of the funds so deposited with Beneficiary. If at any time and for any reason the funds deposited with Beneficiary are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this Section. Beneficiary shall deposit said reserve into a separate interest-bearing account, which interest shall be added to the amount of such funds, for application by Beneficiary as provided herein.

          A.10 UTILITIES. Trustor shall pay when due all utility charges which are incurred by Trustor for the benefit of the Trust Estate or which may become a charge or lien against the Trust Estate, including, without limitation, all charges for gas, electricity, water or sewer services furnished to the Trust Estate and all other assessments or charges of a similar nature, whether public or private, affecting the Trust Estate or any portion thereof, whether or not such taxes, assessments or charges are liens thereon.

          A.11 LOAN STATEMENT FEES. Trustor shall pay the reasonable amount demanded by Beneficiary or its authorized loan servicing agent for any statement regarding the obligations secured hereby; provided, however, that such amount may not exceed the maximum amount allowed by law at the time request for the statement is made.

          A.12 LATE CHARGE. If Trustor defaults in the payment of any amount when due and payable under or secured by this Deed of Trust, a late charge specified in the Note, or, if no such charge is so specified, a late charge of five percent (5.00%) of the amount of such delinquent payment may be charged by Beneficiary for the purpose of defraying the extra administrative expenses incident to handling such delinquent payment and the loss of the use of funds resulting from Trustor's nonpayment when due. Such late charge represents a fair and reasonable estimate by Beneficiary and Trustor of a fair average compensation for the loss that may be sustained by the Beneficiary due to the failure of Trustor to make timely payments, the parties recognizing that the damages caused by such extra administrative expenses and loss of use of funds is impracticable or extremely difficult to ascertain. Such late charge shall be paid without prejudice to the rights of the Beneficiary to collect any other amounts provided to be paid hereunder or to declare a default under the Note, this Deed of Trust or any other Loan Document.

          A.13 BOOKS AND RECORDS. Trustor shall keep and maintain or cause to be kept and maintained at such place or places as Beneficiary shall reasonably designate, proper and accurate books, records and accounts reflecting all items of income and expense in connection with the operation of the Trust Estate, whether such income and expenses are realized by Trustor or by any other person or entity whatsoever. Beneficiary or its designees shall have the right, from time to time and at all times during normal business hours, to examine such books, records and accounts at the office of Trustor or other person or entity maintaining such books, records and accounts and to make copies thereof.

          A.14 FURTHER ASSIGNMENTS. Upon demand of Beneficiary, Trustor shall assign to Beneficiary, in addition to the assignment of rents, issues and profits provided hereinbelow and any other grant, transfer or assignment effected under this Deed of Trust, a specific assignment of Trustor's interest in any or all development agreements, ground leases, building leases, subleases, contracts, licenses and permits affecting the Trust Estate, such assignments to be made by instruments in form satisfactory to Beneficiary; provided, however, that no such assignment shall be construed as imposing upon Beneficiary any obligations with respect thereto. A default by Trustor in the performance of any covenant of any lease or other instrument so assigned to Beneficiary, by reason of which default the lessee or other party thereunder has the right to cancel such lease or other instrument or to claim any diminution or offset against future rents, issues or profits shall, at the option of Beneficiary, constitute a default hereunder and under the Loan Documents, and Beneficiary shall have all the rights and remedies herein as if such default had occurred under this Deed of Trust. Beneficiary may, at its option, exercise its rights hereunder or under such specific assignment, and such exercise shall not constitute a waiver of any rights hereunder or under such specific assignment.

          A.15 INSURANCE.

               (a) Trustor shall at all times provide, maintain, deliver to Beneficiary and keep in full force and effect:

                    (1) Policies of insurance insuring the Trust Estate against loss or damage by risks embraced in coverage of the type now known as the broad form of all-risk, extended coverage, including without limitation, coverage against loss by fire, vandalism, and malicious mischief in an amount not less than the lesser of (i) the original amount of the Note or (ii) the full replacement cost of the Improvements (exclusive of the cost of excavations, foundations, and footings below the lowest basement floor, but including any Improvements hereafter made); and with not more than Twenty-Five Thousand Dollars ($25,000.00) deductible from the loss payable for any casualty. The policies of insurance carried in accordance with this SUBSECTION (a) shall contain the "Replacement Cost Endorsement";

                    (2) Comprehensive public liability insurance, including coverage for completed operations for two years after the construction of the Improvements (as defined in the Loan Agreement) has been completed, on an "occurrence basis" against claims for "personal injury," including, without limitation, bodily injury, death or property damage, occurring on, in or about the Real Property and the adjoining streets and sidewalks, or arising from or connected with the use, conduct or operation of Trustor's business or interest, in an amount of not less than One Million Dollars ($1,000,000) per occurrence and Five Million Dollars ($5,000,000) in the aggregate, with respect to personal injury or death of one or more persons and with respect to damage to property. Such policy of insurance shall name Beneficiary as an additional insured. Beneficiary shall have the right from time to time to require an increase in the amount of coverage based on the standard practices in the industry and the risks involved in Trustor's business, operations or interest;

                    (3) Insurance against damage by flood or similar occurrences in the event such insurance is available pursuant to the provisions of the Flood Disaster Protection Act of 1973 or other applicable legislation, such insurance to be in an amount equal to the lesser of one hundred percent (100%) of the insurable value of the Trust Estate or the maximum amount obtainable under such legislation;

                    (4) Insurance against damage by earthquake or similar occurrences, such insurance to be in an amount equal to the lesser of one hundred percent (100%) of the insurable value of the Trust Estate or the maximum amount of such insurance obtainable by Trustor at a commercially reasonable cost, in Beneficiary's reasonable determination.

                    (5) Appropriate worker's compensation insurance coverage against liability arising from claims of workers with respect to and during the period of any work on or about the Trust Estate, and also after completion of construction of the Improvements. Without prior request by Beneficiary, Trustor shall require each of its contractors and subcontractors employed to perform work on the Trust Estate to furnish a certificate of workers' compensation insurance prior to the commencement of any work;

                    (6) Rental loss and/or business interruption insurance (including rental value if any of the Trust Property is leased in whole or in part) in an amount equal to all rents or estimated Gross Income from the Operations of the Trust Property (as defined in the Loan Agreement), as may be applicable, all real property taxes and any other continuing expenses for a period of at least one (1) year after the date of the fire or casualty in question. The amount of such insurance shall be increased from time to time during the term of the Loan as and when new leases and renewal leases are entered into and the rents increase or the annual estimate of (or the actual) gross revenue, as may be applicable, increases.

                    (7) Such other insurance against such risks or hazards, or other risks and hazards, and in such amounts, as may from time to time be reasonably required by Beneficiary, including, without limitation, or policies insuring against other specified hazards affecting Lender's security as may be required by governmental regulations, or as may be reasonably available for improvements similar to the Improvements located in the same locality as the Trust Estate.

               (b) All policies of insurance shall be issued by companies approved by Beneficiary in its sole discretion and licensed to do business in California, shall contain the Standard Non-Contributory Mortgagee Clause and the Standard Lenders' Loss Payable Clause, or their equivalents, in favor of Beneficiary, and shall provide that the proceeds thereof shall be payable to Beneficiary to the extent of its interest. All forms of such policies and amounts of any deductibles thereunder shall be acceptable to Beneficiary in its sole discretion. In the event of the foreclosure of this Deed of Trust or other transfer of title to the Trust Estate in extinguishment, in whole or in part, of the indebtedness secured hereby, all right, title and interest of Trustor in and to any insurance policy then in force shall pass to the purchaser or grantee. Beneficiary shall be furnished with the original of each policy required to be provided by Trustor hereunder, which policy shall provide that it shall not be modified or cancelled without thirty (30) days' written notice to Beneficiary. Trustor shall furnish Beneficiary with receipts for the payment of premiums on such insurance policies or other evidence of such payment reasonably satisfactory to Beneficiary. In the event Trustor does not deposit with Beneficiary a new policy of insurance (or a binder in a form satisfactory to Beneficiary) with evidence of payment of premium thereon prior to the expiration of any expiring policy, then Beneficiary may, but shall not be obligated to, procure such insurance and Trustor shall pay the premiums thereon promptly upon demand. Beneficiary shall not by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any such insurance, incur any liability for the form or legal sufficiency of insurance contracts, solvency of insurers, or payment of losses, and Trustor hereby expressly assumes full responsibility therefor and all liability, if any, thereunder.

               (c) If requested by Beneficiary, Trustor shall deposit with Beneficiary, in monthly installments, an amount equal to one-twelfth of the estimated aggregate annual insurance premiums on all policies of insurance
required by this Deed of Trust.   Beneficiary is hereby granted a security
interest in such deposits. In such event, Trustor shall cause all bills, statements or other documents relating to such insurance premiums to be sent or mailed directly to Beneficiary. Upon receipt of such bills, statements or other documents evidencing that a premium for a required policy is then payable, and providing Trustor has deposited sufficient funds with Beneficiary pursuant to this Section and no event of default then exists under this Deed of Trust, Beneficiary shall pay such amounts as may be due thereunder out of the funds so deposited with Beneficiary. If at any time and for any reason the funds deposited with Beneficiary are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this Section, nor shall anything contained herein modify the obligation of Trustor to maintain and keep such insurance in force at all times. Beneficiary shall deposit said reserve into a separate interest-bearing account, which interest shall be added to the amount of such funds, for application by Beneficiary as provided herein.

          A.16 CASUALTIES; INSURANCE PROCEEDS. Trustor shall give prompt written notice to Beneficiary of any material casualties to the Improvements or any part thereof, whether or not covered by insurance. In the event of such a casualty, all proceeds of insurance shall be payable to Beneficiary and Trustor hereby authorizes and empowers Beneficiary, at Beneficiary's option and in Beneficiary's sole discretion as attorney-in-fact for Trustor, to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Beneficiary's expenses incurred in the collection of such proceeds. In the event of any damage to or destruction of the Improvements, Beneficiary shall have the option, in its sole discretion, to:

               (a) Apply all or any part of such proceeds to any indebtedness secured hereby in such order as Beneficiary may determine, whether or not such indebtedness is then due; or

               (b) Release all or any part of such proceeds to Trustor upon such conditions as Beneficiary may impose.

Notwithstanding the foregoing, Beneficiary shall hold the balance of such proceeds to be used to reimburse Trustor for the costs of reconstruction of the Improvements if Beneficiary determines in its sole discretion that all of the following conditions can be satisfied within a reasonable time following the date of damage or destruction, but in no event later than the maturity date under the Note:

                    (i) Trustor satisfies Beneficiary that after the reconstruction is completed, the value of the Trust Estate as determined by Beneficiary in its reasonable discretion, will be not less than the appraised value of the Real Property and the Improvements determined by Beneficiary as the Real Property and Improvements existed prior to the event of the damage or destruction of the Improvements;

                    (ii) In Beneficiary's sole opinion, such insurance proceeds, together with any applicable undisbursed portion of the Loan, are sufficient to pay all costs of reconstruction of the Improvements; or if such proceeds are not sufficient, Trustor deposits additional funds with Beneficiary sufficient to pay such additional costs of reconstructing the Improvements;

                    (iii) Trustor has delivered to Beneficiary a construction contract for the work of reconstruction in form and content acceptable to Beneficiary with a contractor acceptable to Beneficiary;

                    (iv) Beneficiary in its sole discretion has determined that after the work of reconstruction is completed, the Improvements will produce income sufficient to pay all costs of operations and maintenance of the Real Property and Improvements with a reasonable reserve for repairs, and to service any debts secured by the Improvements; and

                    (v) Trustor is not in default hereunder and no event has occurred which with notice and/or lapse of time would constitute a default hereunder.

If the insurance proceeds are held by Beneficiary to be used to reimburse Trustor for the cost of reconstruction of the Improvements, the Improvements shall be promptly and diligently restored by Trustor to the equivalent of their condition immediately prior to the casualty or to such other condition as Beneficiary may approve in writing, and disbursements of such insurance proceeds shall be in accordance with disbursement procedures acceptable to Beneficiary. Failure of Trustor to satisfy such conditions within such time period shall constitute an event of default hereunder and shall entitle Beneficiary to apply any remaining proceeds held by Beneficiary as provided in SECTION A.16(a) hereof. Any proceeds not required to reconstruct the Improvements or to satisfy the conditions set forth in of SECTION A.16 (i) through (iv) of above, shall be applied in accordance with SECTION A.16(a) or (b) above. If after applying the insurance proceeds to the payment of the sums secured by this Deed of Trust, Beneficiary determines in its sole discretion that the remaining security is inadequate to secure the remaining indebtedness, Trustor shall upon written demand from Beneficiary prepay on principal such an amount as will reduce the remaining indebtedness to a balance for which adequate security is present.

          A.17 CONDEMNATION AND OTHER AWARDS. Promptly upon its obtaining knowledge of the institution or the threatened institution of any proceeding for the condemnation of the Trust Estate or any part thereof, Trustor shall notify Trustee and Beneficiary of such fact. Trustor shall then, if requested by Beneficiary, file or defend its rights thereunder and prosecute the same with due diligence to its final disposition and shall cause any awards or settlements to be paid over to Beneficiary for disposition pursuant to the terms of this Deed of Trust. Trustor may be the nominal party in such proceeding but Beneficiary shall be entitled to participate in and to control the same and to be represented therein by counsel of its choice, and Trustor will deliver, or cause to be delivered, to Beneficiary such instruments as may be requested by it from time to time to permit such participation. If the Trust Estate or any part thereof is taken or diminished in value, or if a consent settlement is entered, by or under threat of such proceeding, the award or settlement payable to Trustor by virtue of its interest in the Trust Estate shall be and hereby is assigned, transferred and set over unto Beneficiary to be held by it, in trust, subject to the lien and security interest of this Deed of Trust. Any such award or settlement shall be first applied to reimburse Trustee and Beneficiary for all costs and expenses, including reasonable attorneys' fees, incurred in connection with the collection of such award or settlement. The balance of such award or settlement shall be:

               (a) Applied to any indebtedness secured hereby in such order as Beneficiary may determine, whether or not such indebtedness is then due; or

               (b) In the event that, notwithstanding any condemnation, the portion of the Trust Estate affected is susceptible to reconstruction or restoration, if Beneficiary determines in its reasonable discretion that all of the conditions set forth in SECTION A.16 (i) through (v) can be satisfied within a reasonable time from the date of such award or settlement, but in no event later than the earlier of the completion date for the Project set forth in the Loan Agreement or the maturity date under the Note, such proceeds shall be held by Beneficiary to be used in accordance with such provisions to reimburse Trustor for the costs of rebuilding, reconstruction or repair of the Improvements; provided, however, Trustor's failure to satisfy such conditions within such time period shall, at the option of Beneficiary, constitute an event of default hereunder, and shall entitle Beneficiary to apply any remaining proceeds held by Beneficiary as provided in SECTION A.17(a) hereof.

If after applying the award or settlement to the payment of the indebtedness secured by this Deed of Trust, Beneficiary determines in its sole discretion that the remaining security to be inadequate to secure the remaining indebtedness, Trustor shall upon written demand from Beneficiary prepay an amount of principal as will reduce the remaining indebtedness to a balance for which adequate security is present.

          A.18 TRANSFER OR ENCUMBRANCE OF THE TRUST ESTATE.

          (a) Trustor acknowledges that Beneficiary has examined and relied on the creditworthiness and experience of Trustor in owning and operating properties such as the Trust Estate in agreeing to make the loan secured hereby, and that Beneficiary will continue to rely on Trustor's ownership of the Trust Estate as a means of maintaining the value of the Trust Estate as security for repayment of the Obligations. Trustor acknowledges that Beneficiary has a valid interest in maintaining the value of the Trust Estate so as to ensure that, should Trustor default in the repayment of the Obligations, Beneficiary can recover the Obligations by a sale of the Trust Estate. Trustor shall not, without the prior written consent of Beneficiary, sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer the Trust Estate or any part thereof, or permit the Trust Estate or any part thereof to be sold, conveyed, alienated, mortgaged, encumbered, pledged or otherwise transferred, which consent may be granted or withheld in Beneficiary's sole and absolute discretion.

          (b) A sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer within the meaning of this SECTION A.18 shall be deemed to include
(i) an installment sales agreement wherein Trustor agrees to sell the Trust Estate or any part thereof for a price to be paid in installments; (ii) an agreement by Trustor leasing all or a substantial part of the Trust Estate for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Trustor's right, title and interest in and to any leases or any rents relating to the Trust Estate; (iii) if Trustor, any guarantor of Trustor ("Guarantor"), or any general partner of Trustor or Guarantor is a corporation, the voluntary or involuntary sale, conveyance or transfer of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock in one or a series of transactions by which an aggregate of more than 10% of such corporation's stock shall be vested in a party or parties who are not now stockholders or change in control of such corporation; and (iv) if Trustor, any Guarantor or any general partner of Trustor or any Guarantor is a limited or general partnership or joint venture, the change, removal, resignation or addition of a general partner, managing partner or joint venturer or the transfer of the partnership interest of any general partner, managing partner or joint venturer.

          (c) Beneficiary may predicate its decision to grant or withhold consent hereunder on Beneficiary's satisfaction with factors which may include, but not be limited to, the creditworthiness of the proposed transferee and such proposed transferee's management experience, and upon the execution of an assumption agreement in form and substance acceptable to Beneficiary, the payment of an assumption fee equal to one percent

(1%) of the then unpaid principal balance of the Note and the payment of all reasonable costs and expenses incurred by Beneficiary in connection with the assumption including reasonable attorneys' fees and disbursements. Beneficiary shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Obligations immediately due and payable upon Trustor's sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Trust Estate without Beneficiary's consent. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Trust Estate regardless of whether voluntary or not, or whether or not Beneficiary has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Trust Estate.

          (d) Beneficiary's consent to one sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Trust Estate shall not be deemed to be a waiver of Beneficiary's right to require such consent to any future occurrence of same. Any sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Trust Estate made in contravention of this Section shall be null and void and of no force and effect.

          (e) Trustor agrees to bear and shall pay or reimburse Beneficiary on demand for all reasonable expenses (including, without limitation, reasonable attorney's fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Beneficiary in connection with the review, approval and documentation of any such sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer.

          A.19 LIEN SUBROGATION. As further security, Beneficiary, except as provided herein or in the Loan Agreement, shall be subrogated to any and all liens or encumbrances prior or superior to this Deed of Trust, whether or not released of record, to the extent paid out of the proceeds of the loan secured by this Deed of Trust.

          A.20 ASSIGNMENT OF LEASES AND RENTS.

               (a) Trustor hereby absolutely and unconditionally assigns and transfers to Beneficiary (and has not heretofore otherwise so assigned or transferred) all the leases, subleases, income, rents, issues, deposits, profits and proceeds of the Trust Estate to which Trustor may be entitled, whether now due, past due or to become due, and hereby gives to and confers upon Beneficiary the right, power and authority to collect such income, rents, issues, deposits, profits and proceeds. This assignment of the leases, income, rents, issues, deposits, profits and proceeds constitutes an irrevocable direction and authorization of all tenants under the leases to pay all rent, income and profits to Beneficiary upon demand and without further consent or other action by Trustor. This is an absolute assignment, not an assignment for security only, and Beneficiary's right to rents, issues and profits is not contingent on Beneficiary's possession of all or any portion of the Trust Estate. Trustor irrevocably appoints Beneficiary its true and lawful attorney, at the option of Beneficiary at any time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Trustor or in the name of Beneficiary, for all such income, rents, issues, deposits, profits and proceeds and apply the same to the indebtedness secured hereby.

               (b) It is understood and agreed that neither the foregoing assignment of leases, income, rents, issues, deposits, profits and proceeds to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Section or under any other provision of this Deed of Trust hereof shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise obligated, responsible or liable in any manner with respect to the Trust Estate, or the use, occupancy, enjoyment or operation of all or any portion thereof.

               (c) Notwithstanding anything to the contrary contained herein or in the Note, so long as no event of default shall have occurred, Trustor shall have a license to collect all income, rents, issues, profits and proceeds from the Trust Estate. Upon the occurrence of an event of default, such license shall be deemed revoked and any rents received thereafter by Trustor shall be delivered in kind to Beneficiary. Upon such occurrence of an event of default, Trustor agrees to deliver the original copies of all leases to Beneficiary. Trustor hereby irrevocably constitutes and appoints Beneficiary its true and lawful attorney-in-fact to enforce in Trustor's name or in Beneficiary's name or otherwise all rights of Trustor in the instruments, including, without limitation, checks and money orders tendered as payments of rents and to do any and all things necessary and proper to carry out the purposes hereof.

               (d) Trustor shall not accept any deposit or prepayment of rental or lease payment in excess of one (1) month in advance without Beneficiary's prior written consent. Trustor agrees not to lease all or any part of the Project, and not to enter into an agreement providing for the management, leasing or operation of the Project except as provided in the Loan Agreement, without the prior written consent of Beneficiary.


          A.21 EXCULPATION AND INDEMNIFICATION.

               (a) Trustor shall pay to Beneficiary reasonable compensation for services rendered concerning this Deed of Trust, including, without limitation, any statement of amounts owing under any of the Obligations. Beneficiary shall not directly or indirectly be liable to Trustor or any other person as a consequence of (i) the exercise of the rights, remedies or powers granted to Beneficiary in this Deed of Trust, (ii) the failure or refusal of Beneficiary to perform or discharge any obligation or liability of Trustor under any agreement related to the Trust Estate or this Deed of Trust, or (iii) any losses sustained by Trustor or any third party resulting from Beneficiary's inability or failure to lease the Project after a default or from any other act or omission of Beneficiary in managing the Trust Estate after a default unless the loss is caused by the negligence, willful misconduct, or bad faith of Beneficiary and no such liability shall be asserted against or imposed upon Beneficiary, and all such liability is hereby expressly waived and released by Trustor.

               (b) Trustor indemnifies Trustee and Beneficiary against, and holds them harmless from, all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys' fees and other reasonable expenses, costs of evidence of title, cost of evidence of value, and other reasonable expenses which either may suffer or incur other than from the negligence or willful misconduct of Trustee or Beneficiary (i) by reason of this Deed of Trust, or (ii) by reason of the execution of this Deed of Trust or in performance of any act required or permitted hereunder or by law, or (iii) as a result of any failure of Trustor to perform Trustor's obligations under this Deed of Trust or any of the Loan Documents, or (iv) by reason of any alleged obligation or undertaking on Beneficiary's part to perform or discharge any of the representations, warranties, conditions, covenants or other obligations contained in any other document related to the Trust Estate. Trustor's duty to indemnify Trustee and Beneficiary shall survive the cancellation of the Obligations and the release and reconveyance or partial release or reconveyance of this Deed of Trust.

          A.22 IDENTITY OF TRUSTOR. Trustor shall not change its name or substitute or replace any party to act as Trustor, except upon ten (10) days written notice to Beneficiary specifying such change of name or party to be substituted or replaced. These provisions are in addition to the requirements of SECTION A.18 hereof.

     B. FIXTURE FILING Trustor and Beneficiary are entering into that certain Amended and Restated Security Agreement dated concurrently herewith in connection with the Loan ("Security Agreement"). Pursuant to the Security Agreement, Trustor, as "Debtor," has granted Beneficiary, as "Secured Party," a security interest in the Collateral (as defined in the Security Agreement) which includes, among other things, goods and other items which are or are to become fixtures on the Trust Estate, in which Beneficiary has a security interest.
This Deed of Trust is intended to serve as a fixture filing pursuant to the terms of Sections 9313 and 9402 of the California Uniform Commercial Code. This filing is to be recorded in the real estate records of the county in which the Trust Estate is located. In that regard, the following information is provided:

     Name of Debtor:  Trustor

     Address of Debtor:  See Page 1 hereof.

     Name of Secured Party:  Beneficiary

     Address of Secured Party:  See Page 1 hereof.

Trustor warrants and agrees that except as specifically disclosed to Beneficiary in writing prior to the date of this Deed of Trust, there is no financing statement covering the foregoing Collateral, the Trust Estate, or any part thereof, on file in any public office. Upon the occurrence of an event of default, Beneficiary may proceed at its election, in any sequence: (i) to dispose of any Collateral separately from the sale of real property in accordance with Division 9 of the California Commercial Code or other applicable law; and (ii) to dispose of some or all of the Trust Estate and the Collateral in any combination consisting of both real and personal property together in one or more sales to be held in accordance with the provisions of Section 9501(4) of the California Commercial Code.

     C.   DEFAULTS AND REMEDIES

          C.1 DEFAULT. Any of the following events shall, at Beneficiary's option, constitute an event of default under this Deed of Trust:

               (a) The failure to pay when due any installment of principal or interest under the Note, or any other sum as provided in any Loan Document and secured by this Deed of Trust, including, but not limited to, that certain Promissory Note Secured by Deed of Trust of even date herewith in the original principal amount of Two Million Dollars ($2,000,000) executed by Trustor in favor of The Sol and Helen Price Trust, Created Under Declaration of Trust dated February 20, 1970; or

               (b) The failure of Trustor to observe or to perform any term, condition, covenant or agreement contained in this Deed of Trust or to comply with any term, condition, covenant, or agreement now or hereafter affecting the Trust Estate, or any part thereof, if such failure is not cured within thirty
(30) days from the giving of notice of such failure to Trustor by Beneficiary (or, if in Beneficiary's sole discretion Beneficiary reasonably believes that such failure cannot be corrected within said thirty (30) days but it can be cured, in Beneficiary's sole opinion, within a reasonable time thereafter, then such failure to cure within thirty (30) days shall not be an event of default, and Beneficiary shall not exercise its rights hereunder, if Trustor promptly commences to cure such failure and diligently pursues the same to completion and does in fact cure the same within the time period determined by Beneficiary to be reasonable, but in no event shall such period for cure be greater than one hundred twenty (120) days); or

               (c) The occurrence of an event of default under any other Loan Document.

          C.2 REMEDIES. Upon the occurrence of any default as provided in SECTION C.1 above, Beneficiary may declare all sums secured hereby, and the same shall thereupon become, immediately due and payable upon notice by Beneficiary to Trustor. Thereafter, Beneficiary, at its option may:

               (a) Terminate Trustor's right and license to collect the rents, issues and profits and either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Trust Estate, or any part thereof, in its own name or in the name of Trustee, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Estate, or any part thereof or interest therein, make, modify, enforce, cancel or accept the surrender of any Lease, increase the income therefrom or protect the security hereof and, with or without taking possession of the Trust Estate, sue for or otherwise collect the rents, issues and profits, including those past due and unpaid, and apply the same, less reasonable costs and expenses of operation and collection, including attorneys' fees, upon any indebtedness secured hereby, all in such order as Beneficiary may determine. The entering upon and taking possession of the Trust Estate, the collection of the rents, issues and profits and the application thereof as aforesaid, or any of such acts, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice or default and, notwithstanding the continuance in possession of the Trust Estate or the collection, receipt and application of rents, issues or profits, Trustee or Beneficiary shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon occurrence of any event of default, including the right to exercise the power of sale provided below;

               (b) Commence an action to foreclose this Deed of Trust as a mortgage, or specifically enforce any of the covenants hereof;

               (c) Exercise any or all of the remedies available to a secured party under the California Commercial Code in such order and in such manner as Beneficiary, in its sole discretion, may determine; provided, however, that the expenses of retaking, holding, preparing for sale or the like as provided thereunder shall include reasonable attorneys' fees and other reasonable expenses of Beneficiary and Trustee and shall be additionally secured by this Deed of Trust;

               (d) Deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause Trustor's interest in the Trust Estate or any portion thereof to be sold, which notice Trustee or Beneficiary shall cause to be duly filed for record in the Official Records of the County in which the Trust Estate is located; and/or

               (e) Exercise all other rights and remedies provided herein, in any Loan Document or other document or agreement now or hereafter securing all or any portion of the obligations secured hereby, or provided by law, including, but not limited to, such rights and remedies as Beneficiary may have under California Civil Code Section 2925.5 and California Code of Civil Procedure Sections 564(c), 726.5 and 736, as the same may be amended from time to time, or any successor statute or law relating thereto. Upon request of Beneficiary, Trustor shall assemble and make available to Beneficiary at the Premises any of the Trust Estate which is not located thereon or has been removed therefrom.

          C.3 FORECLOSURE BY POWER OF SALE. Should Beneficiary elect to foreclose by exercise of the power of sale herein contained, Beneficiary shall notify Trustee and shall deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

               (a) Upon receipt of such notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Trustor such Notice of Default and Election to Sell as may then be required by law and by this Deed of Trust. Trustee shall, without demand on Trustor, after lapse of such time as may then be required by law and after recordation of such Notice of Default and after Notice of Sale having been given as required by law, sell the Trust Estate at the time and place of sale fixed by it in said Notice of Sale, either as a whole, or in separate lots or parcels, or in separate legal interests, or items as Trustee shall deem expedient, and in such order as it may determine, at one or more public auctions to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Trustor, Trustee or Beneficiary, may purchase at such sale and Trustor hereby covenants to warrant and defend the title of such purchaser or purchasers.

               (b) Subject to the provisions of SECTION D.4(f) below, after deducting all reasonable costs, fees and expenses of Trustee and of this Deed of Trust, including costs of evidence of title and attorneys' fees of Trustee or Beneficiary in connection with the sale, Trustee shall apply the proceeds of sale to payment of all sums expended under the terms hereof not then repaid, with accrued interest at the rate then in effect under the Note, all other sums then secured hereby and the remainder, if any, to the person or persons legally entitled thereto. Trustor specifically waives the benefits of California Civil Code Section 1479 or its successor statute or any other right of Trustor to direct the order of application of any payment or performance under the Loan Documents.

               (c) Trustee may postpone the sale of all or any portion of the Trust Estate by public announcement at the time and place of such sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

               (d) Trustor hereby expressly waives any right which it may have to direct the order in which any of the Trust Estate shall be sold in the event of any sale or sales pursuant thereto.

          C.4 RESCISSION OF NOTICE OF DEFAULT. Beneficiary, from time to time before any Trustee's sale as provided above, may rescind any notice of default and election to sell or notice of sale by executing and delivering to Trustee a written notice of such rescission, which such notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations or notices of default and demand for sale of the Trust Estate to satisfy the obligations hereof, nor otherwise affect any provision, covenant or condition of any Loan Document or any of the rights, obligations or remedies of Trustee or Beneficiary hereunder or thereunder.

          C.5 APPOINTMENT OF RECEIVER. If an event of default shall have occurred and be continuing, Beneficiary, as a matter of right and without notice to Trustor or to anyone claiming under Trustor, and without regard to the then value of the Trust Estate or the interest of Trustor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Trust Estate, or any portion thereof, and Trustor hereby irrevocably consents to such appointment. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided in SECTION C.2(a) hereof, and shall continue as such and exercise all such powers until the date of confirmation of the sale of the Trust Estate, unless such receivership is sooner terminated.

          C.6 REMEDIES NOT EXCLUSIVE; WAIVER. Trustee and Beneficiary, and each of them, shall be entitled to enforce the payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Deed of Trust or under any other Loan Document or other agreement or any laws now or hereafter in force, notwithstanding the fact that some or all of the indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers contained herein, shall prejudice or in any manner affect Trustee's or Beneficiary's right to realize upon or enforce any other security now or hereafter held by Trustee or Beneficiary. Trustee and Beneficiary, and each of them, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary or Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy contained herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary, and either of them may pursue inconsistent remedies. By exercising or by failing to exercise any right, option or election hereunder, Beneficiary shall not be deemed to have waived any provision hereof or to have released Trustor from any of the obligations secured hereby unless such waiver or release is in writing and signed by Beneficiary. The waiver by Beneficiary of Trustor's failure to perform or observe any term, covenant, or condition referred to or contained herein to be performed or observed by Trustor shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of Trustor to perform or observe the same or any other such term, covenant or condition referred to or contained herein, and no custom or practice which may develop between Trustor and Beneficiary during the term hereof shall be deemed a waiver of or any way affect the right of Beneficiary to insist upon the performance by Trustor of the obligations secured hereby in strict accordance with the terms hereof or of any other Loan Document.

          C.7 REQUEST FOR NOTICE. Trustor hereby requests a copy of any notice of default and requests that any notice of sale hereunder be mailed to it at the address set forth below. Otherwise, neither Trustee nor Beneficiary is under any obligation to notify any person or entity of any action or proceeding of any kind in which Trustor, Beneficiary and/or Trustee shall be a party, unless brought by Trustee, or of any pending sale under any other deed of trust.

Trustor:

500 Hotel Circle North
San Diego, CA  92108
Attn:  Mr. C. Terry Brown

Trustor's Counsel:

Weiss, Scolney, Spees, Danker & Shinderman
10100 Santa Monica Boulevard, Suite 1095
Los Angeles, CA 90067
Attn:  Ashleigh A. Danker, Esq.

     D.   HAZARDOUS SUBSTANCES.

          D.1  DEFINITIONS.

               (a) HAZARDOUS SUBSTANCES. As used herein, the term "Hazardous Substance(s)" shall include:

                    (i) FEDERAL LAW. All of those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in (a) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 ET SEQ. ("CERCLA"), as amended, (b) the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 ET SEQ. ("RCRA"), and (c) the Hazardous Materials Transportation Act, 49 U.S.C. Appx. Section 1801, ET SEQ., and in the regulations promulgated pursuant to said laws or any amendment thereto or replacement thereof;

                    (ii) FEDERAL REGULATIONS. All of those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (40 CFR Part 302 and amendments thereto) as hazardous substances;

                    (iii) CALIFORNIA LAW. All of those substances defined as "hazardous wastes" in Sections 25100 ET SEQ. of the California Health & Safety Code, or as "hazardous substances" in Sections 25316 and 25281 of the California Health & Safety Code or Section 736(f)(3) of the Code of Civil Procedure, or as "waste," "pollution," or "contamination" in Section 13000 ET SEQ. of the California Water Code, and in the regulations promulgated pursuant to said laws or any replacement thereof; and

                    (iv) OTHER LAWS AND REGULATIONS. All other substances, materials and wastes which are, or in the future, become regulated under applicable local, state or federal law, or which are classified as hazardous or toxic under federal, state, or local laws or regulations, or classified or identified as posing a threat to human health or the environment, including without limitation federal laws and regulations and California law set forth above, and any radioactive wastes or substances, petroleum or fractions thereof or asbestos.

               (b) ENVIRONMENTAL LAW(S). The term "Environmental Law(s)" shall mean any of the laws, ordinances, codes, statutes, regulations and other matters referenced in SECTIONS D.1(a)(i), (ii), (iii) and (iv) above.

               (c) ENVIRONMENTAL ORDER. The term "Environmental Order" means an order of any federal, state or local governmental agency or court of law relating to the investigation, assessment, cleanup, remediation, or other response action required by applicable law.

               (d) RELEASE. The term "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment, including, but not limited to, continuing migration of Hazardous Substances into or through soil, surface water, or groundwater. The term does not include actions directly relating to the incorporation in a lawful manner of building materials into the Improvements.

          D.2 REPRESENTATIONS AND WARRANTIES. Trustor represents and warrants to Beneficiary as to the matters set forth below with respect to any Hazardous Substances.

               (a) REQUEST FOR INFORMATION BY BENEFICIARY. Beneficiary has made a written request to Trustor for information concerning the environmental condition of the Real Property and Improvements, including the actual, alleged or threatened presence or Release of Hazardous Substances at, in, around or potentially affecting the Real Property, Improvements, or the soil, groundwater or soil vapor on or under the Real Property or Improvements.

               (b) VIOLATIONS OF ENVIRONMENTAL LAWS. The Trust Estate, the Real Property, the Improvements and Trustor are not in violation of, have not incurred liability under and are not subject to any existing, pending, or threatened investigation by any federal, state or local governmental authority under, any Environmental Laws.

               (c) INQUIRY BY TRUSTOR. Trustor has conducted all appropriate inquiry into the uses of the Real Property prior to the date of this Deed of Trust, and has determined that no

Hazardous Substance exists and that no Release has occurred on, in or at the Real Property or the Improvements, except as has been disclosed to Beneficiary in writing.

               (d) TRUSTOR'S USE. Trustor's intended use of the Trust Estate, the Real Property or the Improvements under the Loan Agreement, will not result in a Release of any Hazardous Substance onto the Real Property or the Improvements in violation of any Environmental Laws.

               (e) STORAGE OF HAZARDOUS SUBSTANCES. There are no Hazardous Substances or materials which are being stored or otherwise held on, under or about the Trust Estate, the Real Property or the Improvements, by Trustor or any other person which are in violation of Environmental Laws.

               (f) BORDER ZONE PROPERTY. There is no occurrence or condition on any other real property that could cause the Trust Estate, the Real Property, the Improvements or any part thereof to be classified as "Border Zone Property" under the provisions of California Health and Safety Code Sections 25220 ET SEQ., or any regulation adopted in accordance therewith or to be otherwise subject to any restrictions on ownership, occupancy, transferability or use.

          D.3  COVENANTS.  Trustor covenants as to the matters set forth below.

               (a) USE AND DISPOSAL OF HAZARDOUS SUBSTANCES. Neither Trustor nor any third party under Trustor's supervision or control will use, generate, manufacture, produce, store, discharge, or dispose of any Hazardous Substance or otherwise cause a Release to occur on, under or about the Trust Estate, the Real Property or the Improvements or transport any Hazardous Substance to or from the Trust Estate, the Real Property or the Improvements in violation of any Environmental Laws. Trustor has complied, and shall comply and cause all occupants of the Real Property and Improvements to comply, with all Environmental Laws, including those requiring disclosure to prospective and actual buyers or tenants of all or any portion of the Real Property. Trustor has also complied and shall comply with the recommendations of any qualified environmental engineer or other expert which apply or pertain to the Real Property or Improvements.

               (b) WRITTEN NOTICE WITH RESPECT TO HAZARDOUS SUBSTANCES. Trustor shall give prompt written notice to Beneficiary of any of the following with respect to which Trustor acquires actual knowledge:

                    (i) any proceeding or inquiry by any governmental authority with respect to a Release or the presence of any Hazardous Substance on the Trust Estate, the Real Property, the

Improvements or the migration thereof from or to other real property with respect to which Trustor has acquired actual knowledge;

                    (ii) all claims made or threatened by any third party against Trustor, or the Trust Estate, the Real Property or the Improvements relating to any Hazardous Substance with respect to which Trustor has acquired actual knowledge;

                    (iii) Trustor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Trust Estate, the Real Property or the Improvements that could cause the Trust Estate, the Real Property or the Improvements or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Trust Estate, the Real Property or the Improvements under any Environmental Laws; and

                    (iv)   any other notice required by law.

               (c) RIGHT TO JOIN IN LEGAL PROCEEDINGS. Beneficiary shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Environmental Laws.

               (d) DUTY TO CLEAN UP. In the event that any Hazardous Substance is hereafter found, or a Release otherwise occurs on, under or about the Trust Estate, the Real Property or the Improvements in violation of Environmental Laws, Trustor shall take all necessary and appropriate actions and shall spend all necessary sums to cause the same to be promptly cleaned up in compliance with applicable Environmental Laws, and Beneficiary shall in no event be liable or responsible for any costs or expenses incurred in so doing.

               (e) COMPLIANCE WITH ENVIRONMENTAL LAWS. In its use or operations on the Real Property, Trustor shall at all times observe and satisfy the requirements of and maintain the Trust Estate, the Real Property and the Improvements in compliance with all Environmental Laws.

          D.4 DEFAULTS BY TRUSTOR; REMEDIES OF BENEFICIARY. In addition to all other rights and remedies of Trustor under this Deed of Trust, Beneficiary shall have the rights and remedies set forth in this SECTION D.4.

               (a) RIGHT OF BENEFICIARY TO CURE VIOLATIONS. Should Trustor at any time default in or fail to perform or observe any of its obligations under this ARTICLE D, or should any representation or warranty contained in this ARTICLE D fail to be correct when made or become incorrect, Beneficiary shall have the right, but not the duty, without limitation upon any of

Beneficiary's rights pursuant thereto, to perform, and Trustor agrees to pay to Beneficiary, on demand, all costs and expenses incurred by Beneficiary in connection therewith pursuant to the applicable provisions of SECTION D.4(b) BELOW.

               (b) REIMBURSEMENT AND INDEMNIFICATION OF BENEFICIARY. It is the intent of Trustor and Beneficiary that Trustor shall indemnify Beneficiary pursuant to the provisions of this SECTION D.4(b) with respect to all costs, amounts, and liabilities that a "secured lender" is authorized and allowed to recover from a borrower pursuant to Section 736 of the California Code of Civil Procedure, as the same may be amended from time to time or pursuant to any successor statute or law with respect thereto (collectively "Section 736"); provided, however, that if all or any portion of Section 736 is repealed after the date of this Deed of Trust, Beneficiary's rights and remedies in this ARTICLE D shall not be impaired or affected in any manner. To the extent that the indemnification provisions contained in this SECTION D.4(b) are also covered by or contained in that certain Environmental Indemnity of even date herewith executed by Trustor in favor of Beneficiary ("Environmental Indemnity"), and in the event that Trustor is obligated to indemnify Beneficiary under this Section and the applicable provisions of the Environmental Indemnity, it is the intention of Trustor and Beneficiary that Trustor be obligated to indemnify Beneficiary under this SECTION D.4(b) to the extent that such indemnification or reimbursement is permitted by Section 736, and shall not be obligated to indemnify or reimburse Beneficiary under the Environmental Indemnity with respect to matters recoverable by Beneficiary under this SECTION D.4(b); provided, however, that Beneficiary shall be entitled to proceed against Trustor and recover all amounts under the Environmental Indemnity not otherwise permitted under Section 736. Trustor agrees to reimburse Beneficiary for and indemnify, defend, and protect Beneficiary and agrees to hold Beneficiary harmless with respect to the following:

                    (i) if not pursuant to an Environmental Order, those costs relating to a reasonable and good faith investigation, assessment, cleanup, remediation or other response action concerning any Release or threatened Release of Hazardous Substances at, in, on, around or potentially affecting any part of the Real Property or the soil, groundwater, or soil vapor on or under the Real Property, which costs may be incurred at any time, whether before or after the Loan is paid in full or this Deed of Trust is reconveyed, foreclosed, or extinguished;

                    (ii) if pursuant to an Environmental Order, which may be imposed at any time, whether before or after the Loan is paid in full or this Deed of Trust is reconveyed, foreclosed or extinguished, concerning any Release of threatened Release of Hazardous Substances at, in, on, around or potentially affecting any part of the Real Property or the soil, groundwater, or soil vapor on or under the Real Property, all amounts reasonably advanced in good faith by Beneficiary in connection with such Environmental Order, provided that Beneficiary shall negotiate or attempt to negotiate in good faith to minimize the amounts that Beneficiary shall be required to advance under the Environmental Order;

                    (iii) any and all actual or threatened liabilities, claims, actions, causes of action, judgments, orders, damages (including foreseeable and unforeseeable consequential damages) costs, expenses, fines, penalties and losses (including but not limited to, sums paid in settlement of claims and all consultant and expert fees and expenses) incurred by or imposed on Beneficiary to any third party relating to the breach of any provision or inaccuracy of any statement set forth in this ARTICLE D and not arising from acts, omissions or other conduct which occur after Trustor is no longer an owner or operator of the Real Property, and provided that Beneficiary is not responsible for the environmentally impaired condition of the Real Property in accordance with the standards set forth in Section 726.5(d) of the California Code of Civil Procedure, as the same may be amended from time to time, or any successor statute or law with respect thereto ("Section 726.5(d)"). For purposes of this Section, the term "owner" or "operator" means those persons described in Section 101(20)(A) of CERCLA, and Beneficiary shall be deemed to be not responsible for such environmentally impaired condition in accordance with
Section 726.5(d) so long as Beneficiary did not have actual knowledge of the Release which caused the environmentally impaired condition;

                    (iv) attorneys' fees and costs incurred by Beneficiary relating to any breach of the provisions of this ARTICLE D; and

                    (v) Interest on all of the foregoing amounts advanced by Beneficiary from the date of expenditure at the rate of interest set forth in the Note applicable in an event of default.

The damages that Beneficiary may recover pursuant to this ARTICLE D shall not include any part of the principal amount or accrued interest of the Loan, except for amounts advanced by Beneficiary to cure or mitigate any breach of the provisions of this Section that are added to the principal amount, and interest thereon as provided above, or any amounts which relate to a Release in violation of Environmental Law which was knowingly permitted, caused or contributed to by Beneficiary.

               (c) SITE VISITS, OBSERVATION AND TESTING. Beneficiary and its agents and representatives, either (i) upon reasonable belief of the existence of a past or present Release or threatened Release of any Hazardous Substance into, onto, beneath or from the Real Property or the Improvements that was not previously disclosed in writing to Beneficiary in connection with the making, renewal or modification of the Loan, or (ii) after the commencement of judicial or non-judicial foreclosure proceedings against the Real Property, shall have the right during the normal business hours of Trustor or its tenants at the Real Property and the Improvements, to enter and visit the Real Property for the purposes of observing the Real Property and the Improvements, taking and removing soil or groundwater samples, and conducting tests on any part of the Real Property and the Improvements; provided, however, that Beneficiary shall have no duty to conduct or perform the foregoing. Except in the case of an emergency, or if Trustor or its tenants have abandoned the Real Property or Improvements by Trustor or its tenants, or it is impracticable to do so, Beneficiary shall give Trustor or its tenants twenty-four hours' notice of Beneficiary's intent to enter the Real Property or Improvements to conduct such inspections. In no event shall the exercise by Beneficiary of any of the foregoing rights be a representation that Hazardous Substances are or are not present in, on, under or around the Real Property or the Improvements, or that there has been or shall be compliance with any Environmental Law and neither Trustor nor any other party is entitled to rely on any site visit, observation or testing by Beneficiary. Beneficiary owes no duty of care to protect or inform Trustor or any other party of any Hazardous Substances or any other adverse condition affecting the Real Property or the Improvements. Beneficiary shall make reasonable efforts to avoid interfering with Trustor's use of the Real Property or the Improvements and exercising any rights provided in this Section and shall reimburse Trustor for the cost of repair of any physical injury to the Real Property or the Improvements caused solely by the exercise of such rights.

               (d) DEFENSE OF BENEFICIARY. Any attorney selected by Trustor to defend Beneficiary hereunder shall be subject to the approval of Beneficiary, which approval shall not be unreasonably withheld or delayed; provided, however, that upon written notice to Trustor, Beneficiary may elect to defend any such claim, loss, action, legal or administrative proceeding at the cost and expense of Trustor, if, in the sole judgment of Beneficiary (i) the defense is not proceeding or being conducted in a satisfactory manner, or (ii) there is a conflict of interest between any of the parties to such lawsuit, action, legal or administrative proceeding. Regardless of whether Beneficiary elects to designate counsel as aforesaid, all offers of settlement with respect to any claims raised as against Beneficiary shall be submitted to Beneficiary, and the decision whether to accept any such offer shall be made by Beneficiary in its sole judgment. In no event shall Trustor accept any offer of settlement as to claims naming Beneficiary as a party unless such offer of settlement includes a full, unconditional release of Beneficiary with respect thereto. Trustor further acknowledges and agrees that Beneficiary shall have the right to join and participate in, as a party if it so elects, any legal or administrative proceedings or actions initiated in connection with any Environmental Laws or any breach of the provisions of this ARTICLE D. If Beneficiary exercises its right to designate counsel pursuant to this Section, all costs and expenses thereof shall be paid by Trustor promptly after written demand by Beneficiary.

               (e) NO LIMITATION ON BENEFICIARY. Trustor's obligations under this ARTICLE D shall not be diminished or affected in any way as a result of any notice, disclosure or knowledge, if any, to or by Beneficiary of the Release, presence, existence or threatened Release of Hazardous Substances at, in, on, around or potentially affecting the Real Property or the soil, groundwater or soil vapor on or under the Real Property, or any matter covered by Trustor's obligations hereunder. Beneficiary shall not be deemed to have permitted, caused, contributed to or acquiesced in any such Release, presence or existence or threatened Release of Hazardous Substances or any other matter covered by Trustor's obligations hereunder solely because Beneficiary had notice or knowledge thereof, or because Beneficiary exercised or failed to exercise any right contained in this Deed of Trust or the other Loan Documents, whether at the time this Deed of Trust is delivered or at any other time.

               (f) APPLICATION OF PAYMENTS. Trustor hereby acknowledges and agrees that any amounts realized by Beneficiary by reason of any payments made pursuant to any Loan Documents other than the provisions of this ARTICLE D, any foreclosure of this Deed of Trust or other security for the Loan (including any amounts realized by reason of any credit bid in connection with such foreclosure), any conveyance in lieu of foreclosure, any other realization upon any security for the Loan (including any drawings under any letters of credit), any recoveries against Trustor personally (except for recoveries against Trustor under this ARTICLE D), and any recoveries against any person or entity other than Trustor (including any guarantor), at the option of Beneficiary, and to the maximum extent permitted by applicable law, shall be applied to pay all other Obligations other than Obligations of Trustor arising under this ARTICLE D prior to being applied to pay Obligations of Trustor arising under this ARTICLE D in such order and such a manner as may be determined by Beneficiary.

               (g) PROVISION SECURED BY DEED OF TRUST; SURVIVAL AND ENFORCEMENT. All rights of Beneficiary, to the extent that Beneficiary is a "secured lender" under Section 736 and all obligations of Trustor under this ARTICLE D are secured by this Deed of Trust; provided, however, that such rights and obligations shall survive and be unsecured following: (i) the payment and performance of the Obligations other than Trustor's Obligations under this ARTICLE D; (ii) the surrender of the Note, reconveyance of this Deed of Trust and/or release of any other security for the

Loan; (iii) the foreclosure of this Deed of Trust and/or any other security for the Loan, notwithstanding that all or any portion of the Obligations (other than Trustor's Obligations under this ARTICLE D) shall have been discharged thereby;
(iv) the extinguishment of this Deed of Trust and/or any other Loan Documents by any means, including deed or assignment in lieu of foreclosure herein; (v) any election by Beneficiary to purchase any portion of the Real Property by crediting all or any portion of the Obligations against the purchase price therefore (except to the extent and only to the extent that Beneficiary has specifically elected in writing in its sole discretion to credit against the purchase price any costs, amounts or liabilities covered in the indemnification provisions of this ARTICLE D which were liquidated in amount at the time of such foreclosure sale), it being agreed that the Obligations shall be discharged by any such crediting in the order set forth above; (vi) the acquisition of the Real Property or any portion of it by Beneficiary; and (vii) the transfer of Beneficiary's right in the Loan Documents and/or the Real Property. The foregoing notwithstanding, Beneficiary may enforce Trustor's obligations under this ARTICLE D in any manner, including judicially, at any time while the Deed of Trust continues to affect the Real Property.

               (h) OTHER RIGHTS OR REMEDIES OF BENEFICIARY. In addition to the rights and remedies of Beneficiary specifically set forth in this ARTICLE D, in the event of Beneficiary's belief that a breach of any of the foregoing environmental provisions exist, Beneficiary may exercise any additional rights it may have under California Code of Civil Procedure Section 726.5 or California Civil Code Section 2929.5 or seek a court order appointing a receiver to facilitate its exercise of such rights under California Code of Civil Procedure
Section 564(c), as the same may be amended from time to time, or any successor statute or law with respect thereto, or any other rights or remedies of Beneficiary under applicable law.

     E.   MISCELLANEOUS PROVISIONS

          E.1 SUCCESSORS; GENDER. Subject to the provisions on transfer set out elsewhere in this Deed of Trust, this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Beneficiary" shall mean the owner and holder from time to time, including pledgees, participants or owners of other such interests, of the Note, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

          E.2 AUTHORIZATION TO RELY. Trustee, upon presentation to it of an affidavit signed by or on behalf of Beneficiary, setting forth any fact or facts showing a default by Trustor under any of the terms or conditions of this Deed of Trust, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act hereunder in complete reliance thereon.

          E.3 GOVERNING LAW. The provisions of this Deed of Trust governing the contractual rights and obligations of Trustor, Beneficiary and Trustee shall be governed and construed according to the laws of the State of California.

          E.4 PERMITTED CONTESTS. Trustor may contest or object in good faith to the amount or validity of any tax, assessment, claim, demand, levy, lien, encumbrance, charge or notice of noncompliance asserted by a third party that may result in a lien or charge against the Real Property (collectively, the "Claim"), but only in accordance with the following conditions:

               (a) Trustor shall first give written notice to Beneficiary and deposit with Beneficiary a bond or cash satisfactory to Beneficiary in such amounts as Beneficiary shall reasonably require, up to 150% of the amount of any Claim or other sum in controversy, and, if the context of such Claim so requires, Trustor shall have provided such additional undertaking as may be required or permitted by law to accomplish a stay of any legal proceedings then pending in connection with any such Claim or controversy; and

               (b) Trustor shall promptly and diligently proceed to cause such Claim to be settled and discharged in a manner not prejudicial to Beneficiary or its rights hereunder; and

               (c) If Trustor shall fail to discharge diligently any such Claim, then, in addition to any other right or remedy of Beneficiary, Beneficiary may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such Claim by promptly depositing in court a bond or the amount claimed or otherwise giving security for such Claim, or in such manner as is or may be prescribed by law; and

               (d) Beneficiary may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment, Trustor shall pay Beneficiary the reasonable attorneys' fees and expenses incurred by Beneficiary, whether or not an action is actually commenced against Trustor by reason of any default hereunder; and

               (e) Trustor has demonstrated to Beneficiary's reasonable satisfaction that no portion of the Trust Estate will be sold to satisfy any such Claim prior to final resolution of such Claim or permitted contest.

The foregoing is not intended to apply to claims or actions brought against Trustor, the subject matter of which is unrelated to the Trustor's interest in the Real Property or a claim of a lien or charge therein, unless and until any such claim results in an actual lien or charge being filed against the Real Property, which Trustor desires to contest or object to in good faith.

          E.5 STATUTE OF LIMITATIONS. Except insofar as now or hereafter prohibited by law, the right to plead, use or assert any statute of limitations as a plea or defense or bar of any kind, or for any purpose, to any debt, demand or obligation secured or to be secured hereby, or to any complaint or other pleading or proceeding filed, instituted or maintained for the purpose of enforcing this Deed of Trust or any rights hereunder, is hereby waived by Trustor.

          E.6 SEVERABILITY. The invalidity of any one or more covenants, phrases, clauses, sentences or paragraphs of this Deed of Trust shall not affect the remaining portions of this Deed of Trust or any part thereof, and the same shall be construed as if such invalid covenants, phrases, clauses, sentences or paragraphs, if any, had not been inserted herein. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the indebtedness secured hereby, or if the lien is invalid or unenforceable as to any part of the Trust Estate, the unsecured or partially secured portion of such indebtedness shall be completely paid prior to the payment of the remaining and secured or partially secured position of such indebtedness, and all payments made on such indebtedness, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of such indebtedness which is not secured or fully secured by the lien of this Deed of Trust.

          E.7 NOTICES. Whenever Beneficiary, Trustor or Trustee shall desire to give or serve any notice, demand, request or other communication with respect to this Deed of Trust, each such notice, demand, request or other communication shall be in writing and shall be effective only if the same is delivered by personal service against receipt, mailed by United States registered or certified mail, postage prepaid, return receipt requested, or delivered by receipted nationwide overnight commercial courier, addressed to the addresses first set forth above. Notice so mailed shall be effective three (3) business days following its posting in the United States mail. Notice delivered by receipted nationwide overnight commercial courier shall be effective one (1) business day following its delivery to such service as evidenced by the receipt. Notice given in any other manner shall be effective only if and when received by the addressee. Any party may at any time change its address for such notices by delivering or mailing to the other parties hereto, as aforesaid, a notice of such change.


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

          E.8 WAIVER OF REMEDIES. By accepting payment of any amount secured hereby after its due date, or an amount which is less than the amount then due, or performance of any obligation required hereunder after the date required for such performance, Beneficiary does not waive its rights either to require prompt payments or performance when due of all other amounts or other obligations so secured, or to declare a default as herein provided for the failure so to pay or perform.

          E.9 TRUSTEE'S POWERS. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of the original or certified copies of this Deed of Trust and the Note secured hereby for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of the Trust Estate, Trustee may
(i) reconvey any part of the Trust Estate, (ii) consent in writing to the making of any map or plat of the Trust Estate, or any part thereof, (iii) join in granting any easement on the Trust Estate, or any part thereof, or (iv) join in any extension agreement or any agreement subordinating the lien or charge of this Deed of Trust.

          E.10 BENEFICIARY POWERS. Without affecting the liability of Trustor or any other person liable for the payment of any obligation secured hereby, and without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Estate not then or theretofore released as security for the full amount of all unpaid obligations, Beneficiary may, from time to time and without notice (i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, or join in any agreement modifying the terms of any Loan Document, (iii) waive any provision hereof or grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Beneficiary's option, the Trust Estate or any parcel or portion thereof, (v) take or release any other or additional security for any obligation herein mentioned, (vi) make compositions or other arrangements with debtors in relation thereto, or (vii) subordinate the lien or charge of this Deed of Trust.

          E.11 SUBSTITUTION OF TRUSTEE. Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary and recorded in the county or counties where the Trust Estate is located, and by otherwise complying with the provisions of California Civil Code Section 2934a, or any successor section, substitute a successor or successors for the Trustee named herein or acting hereunder.


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

          E.12 ADDITIONAL SECURITY. In the event Beneficiary at any time holds additional security for any of the obligations secured hereby, all such additional security shall be taken, considered and held as cumulative, and Beneficiary may enforce the sale thereof or otherwise realize upon the same, at its option, either before or concurrently with the exercise of any of its rights or remedies hereunder or after a sale is made hereunder. The taking of additional security, execution of partial releases of the security, or any extension of the time of payment of the indebtedness secured hereby, shall not diminish the force, effect or lien of this Deed of Trust and shall not affect or impair the liability of any maker, surety or endorser for the payment of such indebtedness.

          E.13 CAPTIONS. The captions or headings at the beginning of each Section hereof are for the convenience of the parties and are not to be construed as a part of this Deed of Trust.

          E.14 TRUST IRREVOCABLE; NO OFFSET. The trust created hereby is irrevocable by Trustor. No offset or claim that Trustor now or may in the future have against Beneficiary shall relieve Trustor from paying the installments or performing any other obligation contained herein or secured hereby.

          E.15 CORRECTIONS. Trustor shall, upon request of Trustee, promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in the execution or acknowledgment hereof, and will execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Trustee to carry out more effectively the purposes of this Deed of Trust, to be subject to the lien and security interest hereby created any of Trustor's properties, rights or interest covered or intended to be covered hereby, and to perfect and maintain such lien and security interest.

          E.16 FULL RECONVEYANCE. Upon written request of Beneficiary stating that all sums secured hereby have been paid and upon surrender to Trustee of this Deed of Trust and the Note for cancellation and retention and upon payment of its fees, Trustee shall fully reconvey, without warranty, the entire remaining Trust Estate then held hereunder. The recitals in such reconveyance of any matters of facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

          E.17 PERFORMANCE UNDER OTHER DOCUMENTS. Trustor shall faithfully perform each and every covenant to be performed by Trustor under any lien or encumbrance, lease, sublease, instrument, declaration, covenant, condition, restriction, license, order or other agreement which affects or may affect the Trust Estate, in


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

law or in equity, including, without limitation, each and every covenant to be performed by Trustor under any mortgages and any and all other instruments pertaining to such mortgages, including the respective obligations secured thereby. A breach of or a default under any such lien, encumbrance or other instrument which Beneficiary reasonably believes may be prior and superior to the lien or charge of this Deed of Trust shall, at Beneficiary's option, constitute an event of default under this Deed of Trust.

          E.18 INSPECTIONS. Beneficiary, and its agents, representatives and workmen, are authorized to enter at any reasonable time upon or in any part of the Trust Estate for the purpose of inspecting the same and for the purpose of performing any of the acts it or Trustor is authorized to perform under the terms of any of the Loan Documents.

          E.19 AMENDMENTS. This instrument cannot be waived, changed discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought.

          E.20 ASSIGNMENT. Any assignment of this Deed of Trust shall be considered an assignment of the Note and Loan Documents.

          E.21 ATTORNEYS' FEES. In the event it becomes necessary for any party to retain legal counsel in order to enforce its rights under this Deed of Trust, if successful in such enforcement by legal proceedings or otherwise, such party shall be reimbursed immediately for reasonably incurred attorneys' fees and other costs and expenses by the party against whom enforcement was sought, including but not limited to, expenses and costs of investigation incurred in appellate proceedings, costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapters 7, 11, or 13 of the Bankruptcy Code, 11 United States Code Section 101 ET SEQ. or any successor statutes or laws.

          E.22 ACCEPTANCE BY TRUSTEE. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

          E.23 DEFENSE AND NOTICE OF LOSSES, CLAIMS AND ACTIONS. Trustor shall protect, preserve and defend the Trust Estate and title to and right of possession of the Trust Estate, the security hereof and the rights and powers of Beneficiary and Trustee hereunder at Trustor's sole expense against all adverse claims, whether the claim (i) is against a possessory or non-possessory interest, (ii) arose prior or subsequent to the date hereof, or (iii) is senior or junior to Trustor's or Beneficiary's rights. Trustor shall give Beneficiary and Trustee prompt notice in writing of the assertion of any claim, of the filing of any action or


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

proceeding, or the occurrence of any damage to the Trust Estate and of any condemnation offer or action.

          E.24 UNDERLYING WAIVER OF REMEDIES. By accepting payment of any amount secured hereby after its due date, or an amount which is less than the amount then due, or performance of any obligation required hereunder after the date required for such performance, Beneficiary does not waive its rights either to require prompt payment or performance when due of all other amounts or other obligations so secured, or to declare a default as herein provided for the failure to so pay or perform.

          E.25 ANTI-FORFEITURE. Trustor represents and warrants to Beneficiary that there has not been committed by Trustor or any other person in occupancy of or involved with the operation or use of the Trust Estate any act or omission affording the federal government or any state or local government the right of forfeiture as against the Trust Estate or any part thereof of any monies paid in performance of Trustor's obligations under the Note or under any of the other Loan Documents. Trustor hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture. In furtherance thereof, Trustor hereby indemnifies and protects Beneficiary and agrees to defend and hold Beneficiary harmless from and against any loss, damage or injury by reason of the breach of the covenants and agreements or the warranties and representations set forth in this Section. Without limiting the generality of the foregoing, the filing of formal charges or the commencement of proceedings against Trustor or all or any part of the Trust Estate under any federal or state law for which forfeiture of the Trust Estate or any part thereof or of any monies paid in performance of Trustor's obligations under the Loan Documents is a potential result, shall, at the election of Beneficiary, constitute an event of default hereunder without notice or opportunity to cure.

          E.26 COMPLIANCE WITH ACCESS LAWS.

               (a) Trustor represents and warrants that the Improvements comply with the Fair Housing Amendments Act of 1988, the Americans with Disabilities Act of 1990 and the regulations and guidelines issued in conjunction therewith and any other laws, ordinances, rules and regulations of federal, state, county or municipal governments or agencies addressing the disabled ("Access Laws"). Trustor represents and warrants that Trustor has delivered to Beneficiary all reports, memoranda, data and other information relating to Trustor's past or present compliance or non-compliance with the Access Laws and all reports, memoranda, data and other information relating to Trustor's future compliance with the Access Laws. Trustor represents and warrants that the consummation by Trustor of the transactions contemplated as part of the Loan, including without limitation, the design, construction and


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

operation of the Improvements, will not conflict with or result in a breach of the Access Laws.

               (b) Trustor covenants and agrees to comply promptly with all Access Laws now in force or that may be enacted hereafter. Notwithstanding any provisions set forth herein or in any other document regarding Beneficiary's approval of alterations of the Trust Estate, Trustor shall not alter the Trust Estate in any manner which would increase Trustor's responsibilities for compliance with the applicable Access Laws without the prior written approval of Beneficiary. The foregoing shall apply to tenant improvements constructed by Trustor or by any of its tenants. Beneficiary may condition any such approval upon receipt of a certificate of Access Law compliance from an architect, engineer, or other person acceptable to Beneficiary.

               (c) Trustor covenants and agrees, at its sole cost and expense, to indemnify, protect, defend, hold and save Beneficiary harmless from and against any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys' and experts' fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against Beneficiary arising from or out of (i) any violation of or any non-compliance with the Access Laws or any assertion of any violation of or non-compliance with the Access Laws, or (ii) the enforcement of this Agreement or any of the Loan Documents or the assertion by Beneficiary of any defense to its obligations hereunder with respect to the Access Laws.

          E.27 NON-FOREIGN ENTITY. Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code") and Sections 18805, 18815 and 26131, as applicable, of the California Revenue and Taxation Code ("CRTC") provide that a transferee of a U.S. real property interest must withhold tax, in the case of the Code, if the transferor is a foreign person, or if, in the case of the CRTC, the transferor is not a California resident. To inform Beneficiary that the withholding of tax will not be required in the event of the disposition of the Real Property or the Improvements, or any portion thereof or interest therein, pursuant to the terms of this Deed of Trust, Trustor hereby certifies, under penalty of perjury, that: (a) Trustor is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Code and the regulations promulgated thereunder; and (b) Trustor's U.S. employer identification number is 95-2052406; and (c) Trustor's principal place of business is 500 Hotel Circle North, San Diego, California 92108. It is understood that Beneficiary may disclose the contents of this certification to the Internal Revenue Service and the California Franchise Tax Board, and that any false statement contained herein could be punished by fine, imprisonment or both. Trustor covenants and agrees to


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

execute such further certificates, which shall be signed under penalty of perjury, as Beneficiary shall reasonably require. The covenant set forth herein shall survive the foreclosure of the lien of this Deed of Trust or acceptance of a deed in lieu thereof.

          E.28 HAZARDOUS MATERIALS. The obligations and indebtedness of Trustor under that certain Environmental Indemnity of even date herewith, notwithstanding anything contained herein or in any other document or agreement which may be construed to the contrary, (i) shall not be secured by this Deed of Trust or other Loan Documents, and shall not be subject to California Code of Civil Procedure Sections 580a, 580b, 580d, 580d, 726 or any other anti-deficiency laws, and (ii) shall survive the foreclosure of this Deed of Trust, the repayment of the Loan and the termination of the Note and other Loan Documents.

          E.29 RESTATEMENT OF ORIGINAL DEED OF TRUST. Trustor acknowledges and agrees that this Deed of Trust and the other Loan Documents constitute a complete restatement of and amendment to the Original Loan Documents (as defined in the Loan Documents) and all of Borrower's obligations and indebtedness thereunder. Upon the execution of this Deed of Trust and the other Loan Documents, the delivery thereof to Beneficiary, and the satisfaction by Trustor of all other conditions set forth in the Loan Agreement, this Deed of Trust and the other Loan Documents shall replace the Original Loan Documents.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Deed of Trust as of the date first above written.


                                             TRUSTOR:

                                             ATLAS HOTELS, INC., a Delaware
                                             corporation


                                             By:
                                                ---------------------------
                                                Its:
                                                    -----------------------


                                             By:
                                                ---------------------------
                                                Its:
                                                    -----------------------


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